UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2024

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On December 10, 2024, Banzai International, Inc., a Delaware corporation (“Banzai” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ClearDoc, Inc., a Delaware corporation doing business as OpenReel (“OpenReel”), certain stockholders of OpenReel (the “OpenReel Stockholders”), and Banzai Reel Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Merger Sub”), that was formed solely for purposes of consummating the transactions contemplated in the Merger Agreement. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into OpenReel (the “Merger”), and OpenReel will be the surviving entity (the “Surviving Entity”) thereafter as a direct and wholly owned subsidiary of Banzai. The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Registration Rights Agreement

Upon the consummation of the Merger (the “Closing”), Banzai shall execute and deliver to the OpenReel Stockholders a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Banzai will agree to register for resale following the Closing, on an applicable registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Banzai Class A Common Stock, par value US$0.0001 per share (the “Banzai Class A Common Stock”), to be issued to the OpenReel Stockholders pursuant to the Merger Agreement and the shares of Banzai Class A Common Stock issuable upon exercise of the pre-funded warrants (the “Pre-Funded Warrants”) to be issued to the OpenReel Stockholders pursuant to the Merger Agreement.

A copy of the form of Registration Rights Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit.

Series FE Preferred Stock

Additionally, in order to provide certain protective and preemptive rights to one of the OpenReel Stockholders, FE IV OR Aggregator, LLC, Banzai has agreed to issue upon the Closing one share of Series FE Preferred Stock, par value US$0.0001 per share (the “Series FE Preferred Stock”), to such stockholder.

A copy of the form of Certificate of Designation setting forth the terms of the Series FE Preferred Stock is filed herewith as Exhibit 3.1 and incorporated herein by reference. The above description of the Series FE Preferred Stock is qualified in its entirety by reference to such exhibit.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the aggregate merger consideration to be issued by Banzai to the OpenReel Stockholders (excluding any Dissenting Stockholders, as defined in the Merger Agreement) shall be a number of shares of Banzai Class A Common Stock, and/or Pre-Funded Warrants issued in lieu thereof, equal to the quotient of $19,600,000 divided by the Conversion Price (the “Merger Consideration”). For purposes of the Merger Agreement, the Conversion Price is equal to the average of the daily volume-weighted average trading prices of Banzai Class A Common Stock for the consecutive ten (10) trading days immediately prior to and including the trading day immediately preceding the Closing date, provided that in no event shall the Conversion Price be less than $1.50 or more than $2.25.

To the extent that any OpenReel Stockholder’s receipt of shares of Banzai Class A Common Stock as Merger Consideration would result in such OpenReel Stockholder, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder) more than 9.99% of the Banzai Class A Common Stock issued and outstanding immediately following the Closing (the “Beneficial Ownership Limitation”), Banzai will issue to such OpenReel Stockholder Merger Consideration comprised of (i) such number of shares of Banzai Class A Common Stock as may be issued without causing such OpenReel Stockholder to exceed the Beneficial Ownership Limitation and (ii) Pre-Funded Warrants exercisable for the number of shares of Banzai Class A Common Stock that could not be issued to such OpenReel Stockholder due to the Beneficial Ownership Limitation.

In addition, notwithstanding anything in the Merger Agreement to the contrary, to the extent that the issuance of shares of Banzai Class A Common Stock as Merger Consideration would result in the OpenReel Stockholders receiving an aggregate number of shares of Banzai Class A Common Stock exceeding 19.99% of the Banzai Class A Common Stock issued and outstanding immediately prior to the Effective Time (the “Nasdaq Ownership Limitation”), Banzai will instead issue to the OpenReel Stockholders Merger Consideration comprised of (i) such number of shares of Banzai Class A Common Stock as may be issued without exceeding the Nasdaq Ownership Limitation and (ii) Pre-Funded Warrants exercisable for the number of shares of Banzai Class A Common Stock that could not be issued due to the Nasdaq Ownership Limitation.

The shares of Banzai Class A Common Stock and Pre-Funded Warrants to be issued by Banzai to the OpenReel Stockholders pursuant to the Merger Agreement will be issued in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act.

Terms of Pre-Funded Warrants

Each Pre-Funded Warrant shall have an exercise price of $0.0001 per each share of Banzai Class A Common Stock issuable thereunder. The Pre-Funded Warrants will be registered in Banzai’s books and will not be listed for trading on any stock exchange or trading market. The terms of the Pre-Funded Warrants will provide that Banzai shall not issue shares of Banzai Class A Common Stock to any holder of a Pre-Funded Warrant upon the exercise thereof to the extent that after giving effect to such issuance, such holder would beneficially own a number of shares of Banzai Class A Common Stock in excess the Beneficial Ownership Limitation.

In addition, the terms of the Pre-Funded Warrants will provide that Banzai shall not issue shares of Banzai Class A Common Stock to any holder of a Pre-Funded Warrant upon the exercise thereof to the extent that the number of shares of the Banzai Class A Common Stock to be issued pursuant to such exercise, taken together with number of shares of Banzai Class A Common Stock issued pursuant to the Merger Agreement and the number of shares of Banzai Class A Common Stock issued pursuant to the exercise of other Pre-Funded Warrants, would exceed the Nasdaq Ownership Limitation. Notwithstanding the foregoing, the Nasdaq Ownership Limitation shall not apply following the receipt of the Banzai stockholder approval contemplated by Rule 5635 of the Nasdaq listing rules with respect to the issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants in excess of the Nasdaq Ownership Limitation (the “Stockholder Approval”).

A copy of the form of Pre-Funded Warrant is filed herewith as Exhibit 10.2 and incorporated herein by reference. The above description of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

Special Meeting; Voting and Support Agreement

Following the Closing, the Company will convene and hold a special meeting of its stockholders to obtain the Stockholder Approval (the “Special Meeting”). In connection with the Special Meeting, on December 10, 2024, Joseph P. Davy, the Company’s Chief Executive Officer, who holds approximately 85.64% of Banzai’s total voting power as of the date of the Merger Agreement, entered into a Voting and Support Agreement, with the Company (the “Voting and Support Agreement”) that obligates him to vote all the shares of Class B common stock, par value US$0.0001 per share, of Banzai (“Banzai Class B Common Stock”) beneficially owned by him in favor of the Stockholder Approval.

A copy of the Voting and Support Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above description of the Voting and Support Agreement is qualified in its entirety by reference to such exhibit.

Corporate Governance

Pursuant to the Merger Agreement, effective as of the Effective Time, Mr. Davy shall be the sole member of the board of directors of the Surviving Entity, holding office in accordance with the organizational documents of the Surviving Entity, which will be a direct, wholly owned subsidiary of Banzai.

Closing Conditions

The completion of the Merger by each of Banzai, Merger Sub, OpenReel and the OpenReel Stockholders is subject to customary conditions, including but not limited to (1) authorization for listing on the Nasdaq Capital Market of the shares of Banzai Class A Common Stock to be issued in the Merger, subject to official notice of issuance, and (2) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including, subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the Merger Agreement. The Merger Agreement also contains representations, warranties, and indemnities of Banzai, Merger Sub, OpenReel and the OpenReel Stockholders that are customary for a transaction of this nature.

Important Statement Regarding Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations, and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors and security holders with any factual information regarding Banzai, OpenReel, their subsidiaries or affiliates, or their respective businesses. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Banzai, OpenReel, their subsidiaries or affiliates, or their respective businesses.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 7.01. Regulation FD Disclosure

On December 10, 2024, Banzai and OpenReel issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transaction and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Banzai undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; and (3) Banzai and OpenReel may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Banzai are set forth in its filings with the SEC, including Banzai’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Banzai’s filings with the SEC are not exclusive. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated December 10, 2024, by and among Banzai International, Inc., Banzai Reel Acquisition, Inc. ClearDoc, Inc., and certain stockholders of ClearDoc, Inc.
3.1	Form of Certificate of Designation of Series FE Preferred Stock
10.1	Form of Registration Rights Agreement
10.2	Form of Pre-Funded Warrant
10.3	Voting and Support Agreement, dated December 10, 2024, by and between Joseph P. Davy and Banzai International, Inc.
99.1	Press Release, dated December 10, 2024, issued by Banzai International, Inc. and ClearDoc, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

* Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer